FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2008

 SONOMA VALLEY BANCORP
Exact name of registrant as specified in its charter)

California	000-31929	68-0454068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California          95476
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code:    (707) 935-3200

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 – Financial Information

Item 2.02.                                Results of Operations and Financial Condition

On July 17, 2008, Sonoma Valley Bancorp announced record total assets for its second quarter ended June 30, 2008, on the press release attached as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01.                                Financial Statements and Exhibits

Exhibit No.                                           Exhibit Description

99	Press release dated July 17, 2008, titled “Sonoma Valley Bancorp Announces Record Total Assets For The Second Quarter”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 17, 2008

Sonoma Valley Bancorp, a California corporation

/s/Mary Dieter Smith
Mary Dieter Smith, Executive Vice President,
and Chief Financial Officer
(Principal Financial and Accounting Officer)